                                                                    EXHIBIT 10.1
                                   AGREEMENT

     THIS AGREEMENT is made this 12th day of August, 1998 by and among Hyena Capital, Inc., a Nevada corporation, hereinafter called "HYENA", a Lumitech, S.A., a company organized under the laws of Switzerland, hereinafter called "LUMITECH", and Patrick Planche, hereinafter called "PLANCHE".

RECITALS:

     WHEREAS, HYENA desires to acquire 100% of the issued and outstanding shares of the common stock of LUMITECH, in exchange for 4,000,000 authorized but unissued shares of the .001 par value common stock of HYENA, pursuant to a plan of reorganization within the meaning of IRC (1986), Section 368(a)(1)(B), as amended; and

     WHEREAS, PLANCHE desires to exchange 100% of the issued and outstanding shares of the common stock of LUMITECH, currently owned by PLANCHE, in exchange for said 4,000,000 shares of HYENA.

     NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, and to comsummate the foregoing plan of reorganization, the parties hereby adopt said plan of organization and agree as follows:

                                   ARTICLE I

                            EXCHANGE OF SECURITIES

     1.01 ISSUANCE OF HYENA SHARES. Subject to all of the terms and conditions of this Agreement, HYENA agrees to issue to PLANCHE 4,000,000 fully paid and nonassessable unregistered shares of HYENA common stock in exchange for 100% of the outstanding LUMITECH common stock, 500 shares, all of which are currently owned by PLANCHE.

     1.02 TRANSFER OF LUMITECH SHARES. In exchange for HYENA's stock being issued to PLANCHE as above described, PLANCHE shall on the closing date and concurrent with such issuance of HYENA's common stock, deliver to HYENA 100% of the outstanding common stock of LUMITECH.

                                  ARTICLE II

                    INDEMNIFICATION OF FINDER/NO AFFILIATE

     2.01 INDEMNIFICATION OF FINDER/BROKER. Negotiations relative to this Agreement and related transactions have been conducted with the assistance of Capital General Corporation who is acting as a broker, finder and consultant on behalf of both LUMITECH and HYENA. LUMITECH, HYENA and PLANCHE agree to hold harmless and indemnify Capital General Corporation and its officers and directors from any and all claim, demand, cause of action or suit raised or filed in connection with the within Agreement or any related transaction or the operation or promotion of LUMITECH and/or HYENA or the trading of their shares.

     2.02 NO AFFILIATE. All parties agree that after the exchange of shares as provided above, that neither Capital General Corporation nor any of its officers and directors have any ongoing or other business relationship with any of the parties to this Agreement, or their officers, directors and promoters, nor any family or other relationships with such, and therefore have no ability to exercise any control or influence over the management and conduct of HYENA's business and therefore are non affiliates of HYENA.

                                  ARTICLE III

                 REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF
                             PLANCHE AND LUMITECH

PLANCHE AND LUMITECH hereby represent, agree and warrant that:

     3.01 ORGANIZATION. LUMITECH is a corporation duly organized, validly existing, and in good standing under the laws of Switzerland, has all necessary corporate powers to own its properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in any jurisdiction its business requires qualification.

     3.02 CAPITAL. The authorized capital stock of LUMITECH consists of 500 shares of common stock, of which 500 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassesable.

     3.03  SUBSIDIARIES.  LUMITECH does not have any subsidiaries.

     3.04 DIRECTORS AND OFFICERS. Exhibit 3.04 to this Agreement contains the names and titles of all directors and officers of LUMITECH as of the date of this Agreement.

     3.05 FINANCIAL STATEMENTS. Exhibit 3.05 to this Agreement includes the unaudited pro forma financial statements of LUMITECH as of July 23, 1998.

     3.06 ABSENCE OF CHANGES. Since the date of LUMITECH's most recent financial statements included in Exhibit 3.05 there have been no changes in its financial condition or operations, except for changes in the ordinary course of business.

     3.07 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of LUMITECH's most recent balance sheet included in Exhibit 3.05 it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     3.08 TAX RETURNS. Within the times and in the manner prescribed by law, LUMITECH has filed all federal, state and local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by LUMITECH.

     3.09 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, HYENA and/or its attorneys shall have the opportunity to meet with accountants and attorneys to discuss the financial condition of LUMITECH. LUMITECH shall make available to HYENA and/or its attorneys all books and records of LUMITECH. If the transaction contemplated hereby is not completed, all documents received by HYENA and/or its attorneys shall be returned to LUMITECH and all information so received shall be treated as confidential.

     3.10 PATENTS, TRADE NAMES AND RIGHTS. LUMITECH owns or holds all necessary patents, trademarks, service marks, trade names, copyrights and other rights necessary to the conduct or proposed conduct of its business.

     3.11 COMPLIANCE WITH LAWS. LUMITECH has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties or the operation of its business.

     3.12 LITIGATION. LUMITECH is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceeding, or governmental investigation concerning its business, assets or financial condition. LUMITECH is not in default with respect to any order, writ, injunction or decree of any federal, state, local or foreign court or agency, nor is it engaged in any lawsuits to recover monies due to it.

     3.13 AUTHORITY. The Board of Directors of LUMITECH authorized the execution of this Agreement and the consummation of the transactions contemplated herein and has full power and authority to execute, deliver and perform this Agreement.

     3.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of this Agreement by LUMITECH and the performance of its obligations hereunder in the time and manner contemplated will not cause, constitute or conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other than those hereto be required,
(ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in the creation or imposition of any lien, charge or encumbrance on any asset.

     3.15 FULL DISCLOSURE. None of the representations and warranties made by PLANCHE or LUMITECH herein or in any exhibit, certificate or memorandum furnished or to be furnished by PLANCHE or LUMITECH, or on either's behalf, contains or will contain any untrue statement of material fact, or omits any material fact, the omission of which would be misleading.

     3.16 ASSETS. LUMITECH has good and marketable title to all of its property free and clear of any and all liens, claims or encumbrances except as may be indicated in Exhibit 3.05.

     3.17 INDEMNIFICATION. PLANCHE and LUMITECH agree to defend and hold HYENA and its officers and directors harmless against and in respect of any and all claims, demands, losses, costs, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, that it shall incur or suffer, which arise out of, result from or relate to any breach of this Agreement or failure by PLANCHE or LUMITECH to perform with respect to any of its representations, warranties or covenants contained in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     3.18 AUTHORITY TO EXCHANGE. As of the date of this Agreement, PLANCHE holds 100% of the shares of LUMITECH common stock. Such shares are owned of record and beneficially by PLANCHE and such shares are not subject to any lien, encumbrance or pledge. PLANCHE holds authority to exchange such shares pursuant to this Agreement.

     3.19 INVESTMENT INTENT. PLANCHE understands and acknowledges that the shares of HYENA common stock offered for exchange or sale pursuant to this Agreement are being offered in reliance upon the exemption from registration requirements of the Securities Act of 1933, as amended (the "Act"), pursuant to
Section 4(2) of the Act and the rules and regulations promulgated thereunder, for nonpublic offerings and makes the following representations, agreements and warranties with the intent that the same may be relied upon in determining the suitability of PLANCHE as a purchaser of HYENA common stock:

     (a) The shares of HYENA common stock are being acquired solely for the account of PLANCHE, for investment purposes only, and not with a view to, or for sale in connection with, any distribution thereof, and with no present intention of distributing or reselling any part of the HYENA common stock acquired;

     (b) PLANCHE agrees not to dispose of his HYENA common stock or any portion thereof unless and until counsel for HYENA shall have determined that the intended disposition is permissible and does not violate the Act or any applicable Federal or state securities laws, or the rules and regulations thereunder;

     (c) PLANCHE agrees that the certificates evidencing the HYENA common stock acquired pursuant to this Agreement will have a legend placed thereon stating that they have not been registered under the Act or any state securities laws and setting forth or referring to the restrictions on transferability and sale of the HYENA common stock, and that stop transfer instructions shall be placed with the transfer agent for said certificate.

     (d) PLANCHE acknowledges that HYENA has made all records and documentation pertaining to HYENA common stock available to them and to their qualified representatives, if any, and has offered such person or persons an opportunity to ask questions and further discuss the proposed acquisition of HYENA and that all such questions and information requested have been answered by HYENA and its officers and directors to PLANCHE's satisfaction;

     (e) PLANCHE has carefully evaluated his financial resources and investment position and the risks associated with this transaction and is able to bear the economic risks of this transaction; and he has substantial knowledge and experience in financial, business and investment matters and is qualified as a sophisticated investor, and is capable of evaluating the merits and risks of this transaction; and he desires to acquire the HYENA common stock on the terms and conditions set forth;

     (f) PLANCHE is able to bear the economic risk of an investment in the HYENA common stock; and

     (g) PLANCHE understands that an investment in the HYENA common stock is not liquid and PLANCHE has no need for liquidity in this investment.

     3.20 RECEIPT OF RELEVANT INFORMATION. PLANCHE and LUMITECH have received from HYENA all financial and other information concerning HYENA and its promoters, officers and directors, including, but not limited to Prospectus dated June 30, 1993, Annual Report on Form 10-K for the year ended December 31, 1997, Forms 10-Q for the quarters ended March 30, 1998 and June 30, 1998, and Forms 8-K dated April 17 and April 22,, 1997 as filed with the Securities and Exchange Commission, and all other documents and information they have requested.

     3.21 PUBLIC "SHELL" CORPORATION. LUMITECH and PLANCHE are aware that HYENA has public shareholders and is a "shell" corporation without significant assets or liabilities, and further that public companies are subject to extensive and complex state, federal and other regulations. Among other requirements, PLANCHE and LUMITECH are aware that a Form 8-K must be filed with the United States Securities and Exchange Commission within fifteen days after closing which filing requires that audited financial statements be filed within sixty days after the filing of the 8-K, and they agree that such responsibility shall not be the responsibility of Capital General Corporation, its officers, directors or employees nor the existing officers of HYENA, but the sole responsibility of the new officers and directors of HYENA. PLANCHE and LUMITECH are aware of the legal requirements and obligations of public companies, understand that regulatory efforts regarding public shell transactions similar to the transaction contemplated herein has been and is currently being exerted by some states, the U.S. Securities and Exchange Commission and the National Association of Securities Dealers, Inc. (NASD), and are fully aware of their responsibilities, following closing, to fully comply with all securities laws and regulations, and agree to do so.

     3.22 NO ASSURANCES OR WARRANTIES. PLANCHE and LUMITECH acknowledge that there can be no assurance regarding the tax consequences of this transaction, nor can there be any assurance that the Internal Revenue Code or the regulations promulgated thereunder will not be amended in such manner as to deprive them of any tax benefit that might otherwise be received. PLANCHE and LUMITECH are relying upon the advice of their own tax advisors with respect to the tax aspects of this transaction. No representations or warranties have been made by HYENA, Capital General Corporation, or their officers, directors, affiliates or agents, as to the benefits to be derived by PLANCHE and LUMITECH in completing this transaction, nor have any of them made any warranty or agreement, expressed or implied, as to the tax or securities consequences of the transactions contemplated by this Agreement or the tax or securities consequences of any action pursuant to or growing out of this Agreement.

                                  ARTICLE IV

              REPRESENTATIONS, AGREEMENTS AND WARRANTIES OF HYENA

HYENA represents, agrees and warrants that:

     4.01 ORGANIZATION. HYENA is a corporation duly organized, validly existing, and in good standing under the laws of Nevada, has all necessary corporate powers to own properties and to carry on its business as now owned and operated by it, is duly qualified to do business and is in good standing in each of the jurisdictions where its business requires qualification.

     4.02 CAPITAL. The authorized capital stock of HYENA consists of 100,000,000 share of $.001 par value common stock of which 1,000,000 shares are currently issued and outstanding. All of the issued and outstanding shares are validly issued, fully paid and nonassessable. All currently outstanding shares of HYENA Common Stock have been issued in compliance with applicable federal and state securities laws.

     4.03 SUBSIDIARIES. HYENA has no subsidiaries and does not own any interest in any other enterprise, whether or not such enterprise is a corporation.

     4.04 DIRECTORS AND OFFICERS. Exhibit 4.04 to this Agreement contains the names and titles of all officers and directors of HYENA as of the date of this Agreement.

     4.05 FINANCIAL STATEMENTS. Exhibit 4.05 to this Agreement includes HYENA's audited financial statements as of December 31, 1997. The financial statements have been prepared in accordance with generally accepted accounting principles and practices consistently followed throughout the period indicated and fairly present the financial position of HYENA as of the dates of the balance sheets included in the financial statements and the results of operations for the periods indicated.

     4.06 ABSENCE OF CHANGES. Since the date of HYENA's most recent financial statements, there has not been any change in its financial condition or operations except for changes in the ordinary course of business.

     4.07 ABSENCE OF UNDISCLOSED LIABILITIES. As of the date of HYENA's most recent balance sheet, included in Exhibit 4.05, it did not have any material debt, liability or obligation of any nature, whether accrued, absolute, contingent or otherwise, and whether due or to become due, that is not reflected in such balance sheet.

     4.08 TAX RETURNS. Within the times an din the manner prescribed by law, HYENA has filed all federal, state or local tax returns required by law, has paid all taxes, assessments and penalties due and payable and has made adequate provision on its most recent balance sheet for any unpaid taxes. There are no present disputes as to taxes of any nature payable by HYENA.

     4.09 INVESTIGATION OF FINANCIAL CONDITION. Without in any manner reducing or otherwise mitigating the representations contained herein, LUMITECH and PLANCHE shall have the opportunity to meet with HYENA's accountants and attorneys to discuss the financial condition of HYENA. HYENA shall make available to LUMITECH and PLANCHE all books and records of HYENA.

     4.10 PATENTS, TRADE NAMES AND RIGHTS. HYENA does not use any patents, trade marks, service marks, trade names or copyrights in its business.

     4.11 COMPLIANCE WITH LAWS. HYENA has complied with, and is not in violation of, applicable federal, state or local statutes, laws and regulations affecting its properties, securities or the operation of its business.

     4.12 LITIGATION. HYENA is not a party to, nor to the best of its knowledge is there pending or threatened, any suit, action, arbitration or legal, administrative or other proceedings, or governmental investigation concerning its business, assets or financial condition. HYENA is not in default with respect to any order, writ, injunction or decree of any federal, state local or foreign court or agency, nor is it engaged in, nor does it anticipate it will be necessary to engage in, any lawsuits to recover money or real or personal property.

     4.13 AUTHORITY. The Board of Directors of HYENA has authorized the execution of this Agreement and the transactions contemplated herein, and it has full power and authority to execute, deliver and perform this Agreement.

     4.14 ABILITY TO CARRY OUT OBLIGATIONS. The execution and delivery of his Agreement by HYENA and the performance of its obligations hereunder will not cuase, constitute, conflict with or result in (i) any breach of the provisions of any license, indenture, mortgage, charter, instrument, certificate of incorporation, bylaw or other agreement or instrument to which it is a party or by which it may be bound, nor will any consents or authorizations of any party other that those hereto be required, (ii) an event that would permit any party to any agreement or instrument to terminate it or to accelerate the maturity of any indebtedness or other obligation, or (iii) an event that would result in a creation or imposition of any lien, charge or encumbrance on any asset.

     4.15 FULL DISCLOSURE. None of the representations and warranties made by HYENA herein, or in any exhibit, certificate or memorandum furnished or to be furnished by it or on its behalf, contains or will contain any untrue statement of a material fact, or omits any material fact the omission of which would be misleading.

     4.16 ASSETS. HYENA has good and marketable title to all of its property free and clear of any and all liens, claims and encumbrances, except as may be indicated in Exhibit 4.05.

     4.17 INDEMNIFICATION. HYENA agrees to indemnify, defend and hold harmless against and in respect to any and all claims, demands, losses, cost, expenses, obligations, liabilities or damages, including interest, penalties and reasonable attorney's fees, incurred or suffered, which arise out of, result from or relate to any breach of, or failure by HYENA to perform, any of its representations, warranties or covenants in this Agreement or in any exhibit or other instrument furnished or to be furnished under this Agreement.

     4.18 VALIDITY OF HYENA SHARES. The shares of HYENA $.001 par value common stock to be issued pursuant to this Agreement will be duly authorized, validly issued, fully paid and nonassessable under Nevada law.

                                   ARTICLE V

                           ACTIONS PRIOR TO CLOSING

     5.01 INVESTIGATIVE RIGHTS. Prior to the Closing Date each party shall provide to the other parties, including the parties' counsel, accountants and other authorized representatives, full access during normal business hours (upon reasonable advance written notice) to such parties' books and records.

     5.02 CONDUCT OF BUSINESS. Prior to the Closing Date, each party shall conduct its business in the normal course and shall not see, pledge or assign any assets, without the prior written approval of the other parties. No party shall amend its certificate of incorporation or bylaws, declare dividends, redeem or sell stock or other securities, incur additional liabilities, acquire or dispose of fixed assets, change employment terms, enter into any material or long-term contract, guarantee obligations of any third party, settle or discharge any balance sheet receivable for less that its stated amount, pay more on any liability that its stated amount or enter into any other transaction other than in the regular course of business.

                                  ARTICLE VI

                                    CLOSING

     6.01 CLOSING. The closing (the "Closing") of this transaction shall be held at the offices of HYENA, or such other place as shall be mutually agreed upon, on or before August 13, 1998. (the "Closing Date"):

     (a) HYENA shall issue 4,000,000 shares of its $.001 par value common stock in a certificate or certificates representing such shares.

     (b) PLANCHE shall deliver the certificates representing 100% of the shares of LUMITECH common stock (500 shares).

     (c) HYENA shall deliver a signed consent or minutes of its Board of Directors, approving this Agreement and authorizing the matters set forth herein;

     (d) LUMITECH shall deliver a signed consent or minutes of its Board of Directors approving this Agreement and authorizing the matters set forth herein;

     (e) HYENA's existing Board of Directors will (i) elect three new directors, as named by PLANCHE to act as officers and directors of HYENA in the capacities set forth in Exhibit 6.01 and (ii) the two current directors will resign their positions with HYENA effective the Closing Date.

                                  ARTICLE VII

                                 MISCELLANEOUS

     7.01 CAPTIONS AND HEADINGS. The article and paragraph headings throughout this Agreement are for convenience and reference only and shall not be deemed to define, limit or add to the meaning of any provision of this Agreement.

     7.02 NO ORAL CHANGE. This Agreement may not be changed or modified except in writing signed by the party against whom enforcement of any change or modification is sought.

     7.03 NON-WAIVER. Except as otherwise expressly provided herein, no waiver of a covenant, condition or provision of this Agreement shall be deemed to have been made unless executed in writing and singed by the party against whom such waiver is charged. The failure of any party to insist in any one or more cases upon the performance of any covenant, condition or provision of this Agreement shall not be construed as a waiver or relinquishment for the future of any such covenant, condition or provision. no waiver by any party of one breach by the other shall be construed as a waiver with respect to a subsequent breach.

          7.04 TIME OF ESSENCE. Time is of the essence of this Agreement and of each and every provision hereof.

          7.05 ENTIRE AGREEMENT. This Agreement contains the entire agreement and understanding between the parties and supersedes all prior agreements and understandings.

          7.06 CHOICE OF LAW/ARBITRATION. This Agreement and its application, shall be governed under the laws of the State of Nevada. Any and all disputes and controversies of every kind and nature between the parties hereto arising out of or relating to this Agreement relating to the existence, construction, validity, interpretation or meaning, performance, non-performance, enforcement, operation, breach, continuance or termination thereof shall be subject to an arbitration mutually agreeable to the parties or, in the absence of such mutual agreement, then subject to arbitration in accordance with the rules of the American Arbitration Association. It is the intent of the parties hereto and the purpose of this provision to make the submission to arbitration of any dispute or controversy arising hereunder an express condition precedent to any legal or equitable action or proceeding of any nature whatsoever.

          7.07 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument.

          7.08 NOTICES. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been given on the date of service if served personally on the party to whom notice is to be given, or on the third day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

HYENA:
3098 So. Highland Drive, Suite 460
Salt Lake City, Utah 84106

LUMITECH and PLANCHE:
Avenue Cardinal Mermillod, 36
1227 Carouge, Switzerland

          7.09 EXPENSES. The parties will pay their own legal, accounting and other expenses incurred in connection with this Agreement.

          7.10 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The representations, warranties and covenants set forth in this Agreement or in any instrument, certificate, opinion or other writing provided for in it, shall survive the Closing Date.

          7.11 FURTHER DOCUMENTS. The parties agree to execute any and all other documents and to take such other action or corporate proceedings as may be necessary or desirable to carry out the terms hereof.

          IN WITNESS WHEREOF, the parties have executed this Agreement the date first above written.

                              HYENA



                              ___________________________________
                              President


                              LUMITECH, S.A.



                              ____________________________________
                              President


                              ____________________________________
                              Patrick Planche

                                 EXHIBIT 3.04

                            DIRECTORS AND OFFICERS
                                      OF
                                LUMITECH, S.A.


Patrick Planche - President and Director

Francois Planche - Secretary and Director

                                 EXHIBIT 3.05

                             FINANCIAL STATEMENTS
                                      OF
                                LUMITECH, S.A.

                                 EXHIBIT 4.04

                            DIRECTORS AND OFFICERS
                                      OF
                              HYENA CAPITAL, INC.


Krista Nielson - President and Director

Sasha Belliston - Secretary/Treasurer and Director

                                 EXHIBIT 4.05

                             FINANCIAL STATEMENTS
                                      OF
                              HYENA CAPITAL, INC.

                                 EXHIBIT 6.01

                            DIRECTORS AND OFFICERS
                                (TO BE ELECTED)
                                      OF
                              HYENA CAPITAL, INC.

Patrick Planche - President and Chairman of the Board

Francois Planche - Secretary and Director

Jose Canales - Director